UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2004

MERCURY COMPUTER SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Riverneck Road, Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 256-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On April 20, 2004, Mercury Computer Systems, Inc. (the “Company”) announced that it had commenced a private offering of up to $100 million aggregate principal amount of convertible senior notes, subject to market and other conditions. The Company expects to grant the initial purchasers an option to purchase up to an additional $25 million aggregate principal amount of such notes. The notes will be offered only to qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s press release issued pursuant to Rule 135c under the Securities Act is attached hereto and incorporated herein by reference.

ITEM 7. EXHIBITS

(c) Exhibits. The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release, dated April 20, 2004, issued by Mercury Computer Systems, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCURY COMPUTER SYSTEMS, INC.

Dated: April 20, 2004	By:	/s/ JOSEPH M. HARTNETT
	Name:	Joseph M. Hartnett
	Title:	Vice President, Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 20, 2004, of Mercury Computer Systems, Inc.

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